SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Rand Capital Corporation

(Name of Registrant as Specified In Its Charter)

USER-FRIENDLY PHONE BOOK, LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED APRIL 25, 2019

PROXY STATEMENT OF USER-FRIENDLY PHONE BOOK, LLC

IN CONNECTION WITH

THE SPECIAL MEETING OF SHAREHOLDERS OF

RAND CAPITAL CORPORATION

TO BE HELD ON MAY 16, 2019

DATED    , 2019

This Proxy Statement (the “Proxy Statement”) and the enclosed WHITE proxy card are being furnished to shareholders of Rand Capital Corporation (“Rand” or the “Company”) by User-Friendly Phone Book, LLC (“User Friendly”) for use at the special meeting of shareholders of the Company and at any continuation, adjournment or postponement thereof (the “Special Meeting”), relating to the proposed transaction between the Company and East Asset Management, LLC (“East”). The Special Meeting will be held on Thursday, May 16, 2019, at 1:00p.m., local time, at The Buffalo Club, the Millard Fillmore Room, 388 Delaware Avenue, Buffalo, New York, 14202.

Pursuant to this Proxy Statement, User Friendly is soliciting proxies from holders of the Company’s common stock, par value $0.10 per share (“Common Stock”), in respect of the following proposals to be considered at the Special Meeting, each as described in greater detail in the definitive proxy statement of the Company (the “Rand Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2019. User Friendly is seeking support from fellow Rand shareholders to vote “AGAINST” the approval of the following proposals to be voted upon at the Special Meeting (the “Rand Special Meeting Proposals”):

1.

The sale of 8,333,333.33 shares of the Company’s Common Stock at a price of $3.00 per share, which sale price per share of Common Stock is below the Company’s current net asset value (“NAV”) per share of Common Stock, to East pursuant to a Stock Purchase Agreement, dated as of January 24, 2019 (the “Stock Purchase Agreement”), by and among the Company, East and, solely for purposes of Sections 7.10 and 10.9(a) and (b) thereof, Rand Capital Management LLC (the “Adviser”), whereby East will contribute cash and assets reportedly having an aggregate value of $25.0 million to the Company in exchange for shares of Common Stock (the “Stock Purchase Transaction”) on the terms, and subject to the conditions, set forth in the Stock Purchase Agreement (the “Sale Below NAV Proposal”).

2.

In accordance with Nasdaq Listing Rules 5635(a) and 5635(b), (i) the issuance of shares of Common Stock to East (a) having voting power equal to or in excess of 20% of the voting power of the Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction and (b) resulting in the issuance of shares of Common Stock by the Company in excess of 20% of the number of shares of Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction, and (ii) a change of control (as defined by the Nasdaq Listing Rules) of the Company (the “Nasdaq Proposal”);

3.

The Company entering into the investment advisory and management agreement with the Adviser (the “Investment Management Agreement”), pursuant to which the Adviser will be hired as the investment adviser for the Company effective as of the closing of the Stock Purchase Transaction (the “Investment Management Agreement Proposal”);

4.

An amendment to the Company’s certificate of incorporation increasing the number of shares of Common Stock that the Company is authorized to issue from 10 million shares of Common Stock to 100 million shares of Common Stock (the “Amendment,” and the proposal being the “Certificate of Incorporation Amendment Proposal”); and

5.

A proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the (i) Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal (the “Adjournment Proposal”).

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The transactions contemplated by the Rand Special Meeting Proposals are referred to herein collectively as the “Proposed Transaction.”

USER FRIENDLY URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY RAND. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED WHITE PROXY CARD USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE, EXECUTING A VOTE VIA INTERNET OR TELEPHONE, OR BY VOTING IN PERSON AT THE SPECIAL MEETING. SEE “VOTING PROCEDURES” AND “REVOCATION OF PROXIES” BELOW.

USER FRIENDLY URGES YOU TO VOTE THE WHITE PROXY CARD

(1) “AGAINST” THE APPROVAL OF THE SALE BELOW NAV PROPOSAL,

(2) “AGAINST” THE APPROVAL OF THE NASDAQ PROPOSAL,

(3) “AGAINST” THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT PROPOSAL,

(4) “AGAINST” THE APPROVAL OF THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL, AND

(5) “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

If you attend the Special Meeting and you beneficially own shares of Common Stock, but are not the record owner, your mere attendance at the Special Meeting WILL NOT be sufficient to cancel your prior given proxy card. You must obtain a “legal proxy” from the record owner or nominee that hold your shares to vote the shares of Common Stock at the Special Meeting.

The board of directors of Rand (the “Board”) has fixed the close of business on April 12, 2019, as the record date (the “Record Date”) for determining those shareholders who will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. According to the Rand Proxy Statement, as of the Record Date, there were 6,321,988 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Shareholders of record at the close of business on the Record Date will be entitled to one vote at the Special Meeting for each share of Common Stock held on the Record Date.

As of the Record Date, User Friendly beneficially owned an aggregate of 1,455,993 shares of Common Stock, representing approximately 23.0% of the issued and outstanding shares of Common Stock of the Company. User Friendly intends to vote all such shares of Common Stock “AGAINST” all Rand Special Meeting Proposals.

VOTE AGAINST THE RAND SPECIAL MEETING PROPOSALS BY USING THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION FORM TO VOTE TODAY — BY TELEPHONE, BY INTERNET, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE WHITE PROXY CARD OR VOTING INSTRUCTION FORM USING THE POSTAGE-PREPAID ENVELOPE PROVIDED.

This Proxy Statement and the enclosed WHITE proxy card are first being sent or given to holders of shares of Common Stock on or about    , 2019.

This solicitation is being made by User Friendly and not by or on behalf of the Board of Rand.

-ii-

If you have additional questions about User Friendly’s opposition to the Rand Special Meeting Proposals, need assistance in submitting your proxy or voting your shares of Common Stock, or need additional copies of this Proxy Statement or the enclosed WHITE proxy card, please contact User Friendly’s Proxy Solicitor, MacKenzie Partners, Inc., Toll-Free at (800) 322-2885 or (212) 929-5500 or by email to proxy@mackenziepartners.com.

This Proxy Statement, as well as other proxy materials distributed by User Friendly, are available free of charge by request to MacKenzie Partners, Inc. at the telephone numbers set forth above.

-iii-

-iv-

DESCRIPTION OF THE PROPOSED TRANSACTION

A summary containing most of the material terms of the Proposed Transaction with East can be found in the section of the Rand Proxy Statement entitled “Summary Term Sheet.”

A brief description of the business of Rand and East can be found in the section of the Rand Proxy Statement entitled “Parties to the Stock Purchase Agreement.”

Terms of the Stock Purchase Transaction can be found in the section of the Rand Proxy Statement entitled “The Stock Purchase Transaction.”

Information regarding the background of the Proposed Transaction can be found in the section of the Rand Proxy Statement entitled “Background of the Transactions.”

Information regarding the beneficial ownership of Rand’s Common Stock can be found in the section of the Rand Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

All other information required by Schedule 14A can be found in the disclosure in the Rand Proxy Statement.

BACKGROUND OF THIS SOLICITATION

A chronology of User Friendly’s interactions with Rand as it pertains to the Special Meeting is as follows:

•	Over the period from August 8, 2017 to June 12, 2018, User Friendly purchased 1,455,993 shares of Common Stock and filed a Schedule 13D with the SEC on June 21, 2018 reporting such ownership.

•	On June 26, 2018, Rand executed a non-disclosure agreement with User Friendly.

•	On July 2, 2018, Rand management held an in-person meeting with representatives of User Friendly. Rand management discussed the Company’s current strategy and the contents of its investment portfolio.

•	On July 18, 2018, Rand’s management held a telephonic meeting with representatives of User Friendly in which further information regarding Rand was exchanged.

•

In August of 2018, User Friendly and Rand’s financial adviser held a telephonic discussion in which User Friendly indicated the possibility of contributing an existing portfolio company with a proposal value of $16.0 million to Rand in exchange for additional shares of Common Stock at an unspecified issuance price.

•

On September 18, 2018, representatives of the Company’s financial adviser, representatives of East and Rand Capital Management LLC and representatives of User Friendly had an in-person meeting in which East presented the proposed terms set forth in the draft letter of intent and exclusivity agreement from East, to representatives of User Friendly. User Friendly expressed its dissatisfaction regarding the proposed terms.

•	On January 24, 2019, Rand entered into the Stock Purchase Agreement by and among Rand, East and Rand Capital Management LLC.

•

On March 27, 2019, User Friendly delivered a letter to the Company’s Chief Executive Officer and Board communicating User Friendly’s intention to vote AGAINST the Proposed Transaction with East and detailing User Friendly’s reasons for voting against the Proposed Transaction. User Friendly filed an amended Schedule 13D with the SEC on March 27, 2019, reporting such communication with the Board.

•

On April 10, 2019, User Friendly published a press release which reiterated User Friendly’s objections to the Proposed Transaction with East and User Friendly’s intention to vote AGAINST the Proposed Transaction. User Friendly filed a second amended Schedule 13D with the SEC on April 10, 2019, reporting such press release.

•	On April 22, 2019, User Friendly sent a letter to shareholders of Rand and filed the letter as additional soliciting materials with the SEC.

THE RAND SPECIAL MEETING PROPOSALS

For a detailed discussion of the Rand Special Meeting Proposals, including various arguments in favor of such proposals, please refer to the Rand Proxy Statement.

According to the Rand Proxy Statement, shareholders will be asked to vote on the following proposals at the Special Meeting:

Proposal 1 – Sale Below NAV Proposal

To approve the sale of 8,333,333.33 shares of the Common Stock at a price of $3.00 per share, which sale price per share of Common Stock is below the Company’s current NAV per share of Common Stock, to East pursuant to the Stock Purchase Agreement, by and among the Company, East and the Adviser, whereby East will contribute cash and assets reportedly having an aggregate value of $25.0 million to the Company in exchange for shares of Common Stock on the terms, and subject to the conditions, set forth in the Stock Purchase Agreement and described in the Rand Proxy Statement (Sale Below NAV Proposal).

Recommendation

User Friendly believes that the Sale Below NAV Proposal severely undervalues the Company’s Common Stock and substantially dilutes current Rand shareholders without adequate consideration for relinquishing control of the Company. Accordingly, User Friendly recommends that you vote “AGAINST” Proposal 1 (the Sale Below NAV Proposal).

Proposal 2 – Nasdaq Proposal

To approve, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), (i) the issuance of shares of Common Stock to East (a) having voting power equal to or in excess of 20% of the voting power of the Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction and (b) resulting in the issuance of shares of Common Stock by the Company in excess of 20% of the number of shares of Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction, and (ii) a change of control (as defined by the Nasdaq Listing Rules) of the Company (the Nasdaq Proposal).

Recommendation

User Friendly recommends that you vote “AGAINST” Proposal 2 (the Nasdaq Proposal) for the same reasons User Friendly recommends you vote “AGAINST” the Sale Below NAV Proposal.

Proposal 3 – Investment Management Agreement Proposal

To approve the Company entering into the Investment Management Agreement with the Adviser, pursuant to which the Adviser will be hired as the investment adviser for the Company effective as of the closing of the Stock Purchase Transaction (the Investment Management Agreement Proposal).

Recommendation

User Friendly recommends that you vote “AGAINST” Proposal 3 (the Investment Management Agreement Proposal) because User Friendly believes it is premature to externalize management before Rand has established strategic direction.

Proposal 4 – Certificate of Incorporation Amendment Proposal

To approve an amendment to the Company’s certificate of incorporation increasing the number of shares of Common Stock that the Company is authorized to issue from 10 million shares of Common Stock to 100 million shares of Common Stock (the Certificate of Incorporation Amendment Proposal).

Recommendation

User Friendly recommends that you vote “AGAINST” Proposal 4 (the Certificate of Incorporation Amendment Proposal) because User Friendly believes without the approval of the Sale Below NAV Proposal, there is no need for additional shares of Common Stock to be authorized. User Friendly believes to do so would allow Rand management to potentially enter into other dilutive transactions without the consent of shareholders.

Proposal 5 – Proposal to Approve Adjournment of Special Meeting

To approve a proposal for the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the (i) Sale Below NAV Proposal, (ii) the Nasdaq Proposal, (iii) the Investment Management Agreement Proposal or (iv) the Certificate of Incorporation Amendment Proposal (the Adjournment Proposal).

Recommendation

User Friendly recommends that you vote “AGAINST” Proposal 5 (the Adjournment Proposal) because User Friendly does not believe that Rand management should be permitted to alter the Special Meeting process if shareholders have made it clear that the Proposed Transaction is not in the best interest of the Company by not approving the Proposed Transaction.

User Friendly has no special interest in the defeat of any of the Rand Special Meeting Proposals or the Proposed Transaction generally. User Friendly believes that its interests are aligned with all shareholders of Rand.

USER FRIENDLY URGES YOU TO VOTE THE WHITE PROXY CARD

(1) “AGAINST” THE APPROVAL OF THE SALE BELOW NAV PROPOSAL,

(2) “AGAINST” THE APPROVAL OF THE NASDAQ PROPOSAL,

(3) “AGAINST” THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT PROPOSAL,

(4) “AGAINST” THE APPROVAL OF THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL, AND

(5) “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

VOTE “AGAINST” THE RAND SPECIAL MEETING PROPOSALS BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES ARE HELD IN “STREET-NAME,” DELIVER THE ENCLOSED WHITE VOTING INSTRUCTION FORM TO YOUR BROKER OR BANK OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO VOTE ON YOUR BEHALF AND TO ENSURE THAT A WHITE PROXY CARD IS SUBMITTED ON YOUR BEHALF. IF YOUR BROKER OR BANK OR CONTACT PERSON RESPONSIBLE FOR YOUR ACCOUNT PROVIDES FOR VOTING INSTRUCTIONS TO BE DELIVERED TO THEM BY INTERNET OR TELEPHONE, INSTRUCTIONS TO DO SO WILL BE INCLUDED ON THE ENCLOSED WHITE VOTING INSTRUCTION FORM.

DO NOT RETURN ANY PROXY CARD THAT YOU RECEIVE FROM RAND. EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD FURNISHED BY RAND, YOU HAVE THE RIGHT, AND IT IS NOT TOO LATE, TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR BY SIMPLY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY COUNTS.

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING

Q.	How do I vote?

A.

You may vote in person at the Special Meeting or you may designate another person—your proxy—to vote your shares of Common Stock. The written document used to designate someone as your proxy is called a proxy or proxy card. We urge you to submit a proxy to have your shares of Common Stock voted even if you plan to attend the Special Meeting.

If you hold shares of Common Stock directly in your name on records maintained by the transfer agent for Rand you are considered the “shareholder of record” with respect to those shares of Common Stock. If you are a shareholder of record, you may have your shares of Common Stock voted at the Special Meeting in person or submit a proxy by mail or via the internet or by telephone by following the instructions on your proxy card.

If your shares of Common Stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares of Common Stock held in “street name,” and this proxy statement is being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares of Common Stock, using one of the methods described on the voting instruction form.

Q.	If my shares of Common Stock are held in “street name” by my bank, brokerage firm or other nominee, will my nominee automatically vote my shares for me?

A.

No. Your bank, brokerage firm or other nominee will not vote your shares of Common Stock if you do not provide your bank, brokerage firm or other nominee with a signed voting instruction form with respect to your shares of Common Stock. The proposals to be voted on at the Special Meeting are non-routine matters and banks, brokers and other nominees cannot vote on these proposals without your instructions. As a result, failure to provide instructions to your bank, brokerage firm or other nominee on how to vote will result in your shares not being counted as present at the Special Meeting and therefore will have the same effect as a vote “AGAINST” (i) the Sale Below NAV Proposal, (ii) the Investment Management Agreement Proposal, and (iii) the Certificate of Incorporation Amendment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal, and broker non-votes will have no effect on the vote for the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the Nasdaq Proposal.

You should instruct your bank, brokerage firm or other nominee to vote your shares of Common Stock by following the directions your nominee provides.

Q.	What will happen if I submit my WHITE proxy card without indicating how to vote?

A.

If you submit your WHITE proxy without indicating how to vote your shares of Common Stock on any particular proposal, the shares of Common Stock represented by your proxy will be voted in accordance with the recommendation of User Friendly concerning that proposal. User Friendly has recommended that such proxies be voted (1) “AGAINST” the approval of the Sale Below NAV Proposal, (2) “AGAINST” the approval of the Nasdaq Proposal, (3) “AGAINST” the approval of the Investment Management Agreement Proposal, (4) “AGAINST” the approval of the Certificate of Incorporation Amendment Proposal and (5) “AGAINST” the approval of the Adjournment Proposal.

Q.	May I revoke my proxy or change my voting instructions?

A.

Yes. You may revoke your proxy or change your voting instructions at any time before your shares of Common Stock are voted at the Special Meeting. If you are a holder of record as of the Record Date, you may revoke your proxy by:

·

•	submitting a later proxy by telephone or via the Internet;

•	submitting a later dated proxy by mail;

•

providing written notice of your revocation to User Friendly, at 10200 Grogan’s Mill Road, Suite 440, The Woodlands, TX 77380, or to Rand, at Rand Capital Corporation, 2200 Rand Building, Buffalo, New York 14203, Attn: Corporate Secretary, such that the notice is received before the Special Meeting; or

•	voting your shares of Common Stock at the Special Meeting.

Shareholders of record may change their vote by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy card you submit will be counted.

Your attendance at the Special Meeting will not automatically revoke your proxy unless you vote at the Special Meeting or file a written notice with User Friendly or the Corporate Secretary at Rand, at the addresses listed above, requesting that your prior proxy be revoked.

If you are a beneficial owner of shares of Common Stock held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

•	submitting new voting instructions in the manner stated in the voting instruction form provided to you by your nominee; or

•	voting your shares of Common Stock at the Special Meeting.

Q.	What do I do if I receive more than one proxy or set of voting materials?

A.

You may receive more than one proxy or set of voting materials, including multiple copies of this Proxy Statement, the proxy card or the voting instruction form sent to you by your nominee. This can occur if you hold your shares of Common Stock in more than one brokerage account, if you hold shares of Common Stock directly as a holder of record and also in street name, or otherwise through another holder of record, and in certain other circumstances. If you receive more than one proxy or set of voting materials, please sign and return each set separately to ensure that all of your shares of Common Stock are voted.

Q.	When and where is the Special Meeting?

A.	The Special Meeting will be held on May 16, 2019, at 1:00 p.m., local time, at The Buffalo Club, the Millard Fillmore Room, 388 Delaware Avenue, Buffalo, New York, 14202 (Business Attire Required).

Q.	What vote is required to approve the Sale Below NAV Proposal?

A.	According to the Rand Proxy Statement, approval of the Sale Below NAV Proposal requires:

The affirmative vote of holders of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940 (the “1940 Act”), of (i) the outstanding shares of Common Stock and (ii) the outstanding shares of Common Stock held by persons that are not affiliated persons, as defined in the 1940 Act, of the Company.

Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the Special Meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. An “affiliated person” is defined under the 1940 Act to include officers, directors and employees of the Company and holders of 5% or more of the outstanding Common Stock.

Q.	What vote is required to approve the Nasdaq Proposal?

A.	According to the Rand Proxy Statement, approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of the votes cast on this proposal at the Special Meeting.

Q.	What vote is required to approve the Investment Management Agreement Proposal?

A.

According to the Rand Proxy Statement, approval of the Investment Management Agreement Proposal requires the affirmative vote of holders of at least a “majority of the outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the vote of holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the special meeting if the holders of more than 50% of the voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

Q.	What vote is required to approve the Certificate of Incorporation Amendment Proposal?

A.	According to the Rand Proxy Statement, approval of the Certificate of Amendment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

Q.	What vote is required to approve the Adjournment Proposal?

A.

According to the Rand Proxy Statement, approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter.

Q.	Who can vote at the Special Meeting?

A.	If you are a holder of shares of Common Stock, you are entitled to one vote at the Special Meeting for each share of Common Stock that you held as of the close of business on April 12, 2019.

Q.	What constitutes a quorum for the Special Meeting?

A.

As of the Record Date, according to the Rand Proxy Statement, there were 6,321,988 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Under the New York Business Corporation Law (the “BCL”) and the Company’s by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum of the shareholders to take action at the Special Meeting. The shares of Common Stock that are present at the Special Meeting or represented by a proxy will be counted for quorum purposes. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present.

Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters. The proposals to be considered at the Special Meeting are non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions. Therefore, if your shares of Common Stock are held by a bank, broker or other nominee, it is important that you vote using the enclosed voting instruction form to instruct your bank, broker or nominee as to how you wish to vote your shares of Common Stock.

Q.	What is the difference between being a “shareholder of record” and a “beneficial owner”?

A.

If your shares of Common Stock are registered directly in your name with Rand’s transfer agent, you are considered, with respect to those shares of Common Stock, the “shareholder of record.” In that case, this Proxy Statement, and your proxy card, have been sent directly to you by User Friendly.

If your shares of Common Stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” In that case, this Proxy Statement has been forwarded to you by your bank, brokerage firm or other nominee which may be, with respect to those shares of Common Stock, the shareholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee as to how to vote your shares of Common Stock by following their instructions for voting.

Q.	What should I do if I receive a proxy card from Rand?

A.

If you submit a proxy to User Friendly by signing and returning the enclosed WHITE proxy card, do not sign or return any proxy card or follow any voting instructions provided by Rand unless you intend to change your vote, because only your latest-dated proxy will be counted. If you have already sent a proxy card to Rand and voted in favor of the Rand Special Meeting Proposals, you may revoke it and vote against the Rand Special Meeting Proposals simply by signing, dating and returning the enclosed WHITE proxy card.

Q.	What happens if I do not vote or submit a proxy card, or do not instruct my bank, broker or other nominee as to how to vote, or abstain from voting?

A.

A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the bank, broker or other nominee does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters. Rand does not expect many, if any, broker non-votes at the special meeting because there are no routine proposals to be voted on at the Special Meeting. For this reason, it is imperative that shareholders vote or provide instructions to their bank, broker or other nominee as to how to vote.

Abstentions and broker non-votes will have the same effect as a vote “AGAINST” (i) the Sale Below NAV Proposal, (ii) the Investment Management Agreement Proposal, and (iii) the Certificate of Incorporation Amendment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and broker non-votes will have no effect on the vote for the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the Nasdaq Proposal.

Proxies submitted with abstentions and broker non-votes will, however, be counted in determining whether or not a quorum is present.

Q.	What do I need to do now?

A.

Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this Proxy Statement, please submit your WHITE proxy card promptly to ensure that your shares of Common Stock are represented at the Special Meeting. If you hold your shares of Common Stock in your own name as the shareholder of record, please submit your proxy for your shares of Common Stock by completing, signing, dating and returning the enclosed WHITE proxy card using the accompanying postage-prepaid reply envelope. If you decide to attend the Special Meeting and vote in person, your vote by ballot at the Special Meeting will revoke any proxy previously submitted. If you are a beneficial owner of shares of Common Stock, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

USER FRIENDLY URGES YOU TO VOTE THE WHITE PROXY CARD (1) “AGAINST” THE APPROVAL OF THE SALE BELOW NAV PROPOSAL, (2) “AGAINST” THE APPROVAL OF THE NASDAQ PROPOSAL, (3) “AGAINST” THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT PROPOSAL, (4) “AGAINST” THE APPROVAL OF THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL, AND (5) “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Q.	Who can help answer my other questions?

A.

If you have additional questions about User Friendly’s opposition to the Proposed Transaction, need assistance in submitting your proxy or voting your Shares, or need additional copies of this Proxy Statement or the enclosed WHITE proxy card, please contact:

MacKenzie Partners, Inc.

Shareholders call toll-free: +1 (800) 322-2885

Banks and Brokerage Firms call: +1 (212) 929-5500

Email: proxy@mackenziepartners.com

This Proxy Statement, as well as other proxy materials distributed by User Friendly, are available free of charge by request to MacKenzie Partners, Inc. at the telephone numbers or the email address set forth above.

VOTING PROCEDURES

Holders of shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Special Meeting.

As explained in the detailed instructions on your WHITE proxy card, there are four ways you may vote. You may:

1.

Complete, sign, date and return the enclosed WHITE proxy card or the enclosed voting instructions form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record using the postage-paid envelope provided. We recommend that you vote on the WHITE proxy card or voting instruction form even if you plan to attend the Special Meeting;

2.

vote via the Internet by following the voting instructions on the WHITE proxy card or the voting instruction form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record;

3.

vote by telephone by following the voting instructions on the WHITE proxy card or the voting instruction form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record; or

4.

vote in person by attending the Special Meeting. Written ballots will be distributed to shareholders who wish to vote in person at the Special Meeting. If you hold your shares of Common Stock through a bank, broker or other custodian, you must obtain a power of proxy from such custodian in order to vote your shares of Common Stock in-person at the Special Meeting.

To submit a proxy by telephone, please call the telephone number listed on the enclosed WHITE proxy card or the voting instruction form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record. Proxies may also be submitted over the Internet. Please refer to the enclosed WHITE proxy card or voting instruction form provided by your broker, bank or other holder of record or by the proxy agent for your broker, bank or other holder of record for the website information. In each case, shareholders will be required to provide the unique control number which has been printed on the enclosed WHITE proxy card or the voting instruction form. In addition to the instructions that appear on the WHITE proxy card, step-by-step instructions will be provided by a recorded telephone message for those shareholders submitting proxies by telephone or at the designated website for those shareholders submitting proxies over the Internet. Shareholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.

Whether or not you are able to attend the Special Meeting, you are urged to complete the enclosed WHITE proxy or voting instruction form and return it using the enclosed postage-prepaid envelope. All valid proxies received prior to the Special Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card or the voting instruction form, your shares of Common Stock will be voted in accordance with that specification.

USER FRIENDLY URGES YOU TO VOTE THE WHITE PROXY CARD

(1) “AGAINST” THE APPROVAL OF THE SALE BELOW NAV PROPOSAL,

(2) “AGAINST” THE APPROVAL OF THE NASDAQ PROPOSAL,

(3) “AGAINST” THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT PROPOSAL,

(4) “AGAINST” THE APPROVAL OF THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL, AND

(5) “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

VOTE “AGAINST” THE RAND SPECIAL MEETING PROPOSALS BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES ARE HELD IN “STREET-NAME,” DELIVER THE ENCLOSED WHITE VOTING INSTRUCTION FORM TO YOUR BROKER OR BANK OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO VOTE ON YOUR BEHALF AND TO ENSURE THAT A WHITE PROXY CARD IS SUBMITTED ON YOUR BEHALF. IF YOUR BROKER OR BANK OR CONTACT PERSON RESPONSIBLE FOR YOUR ACCOUNT PROVIDES FOR VOTING INSTRUCTIONS TO BE DELIVERED TO THEM BY INTERNET OR TELEPHONE, INSTRUCTIONS TO DO SO WILL BE INCLUDED ON THE ENCLOSED WHITE VOTING INSTRUCTION FORM.

If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a WHITE proxy card, please contact:

MacKenzie Partners, Inc.

Shareholders call toll-free: +1 (800) 322-2885

Banks and Brokerage Firms call: +1 (212) 929-5500

Email: proxy@mackenziepartners.com

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION FORM USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR USE THE WHITE PROXY CARD OR VOTING INSTRUCTION FORM TO VOTE BY TELEPHONE OR INTERNET.

The accompanying WHITE proxy card will be voted at the Special Meeting in accordance with your instructions on such card, as described above.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a holder of record on the Record Date, you will retain your voting rights at the Special Meeting even if you transfer or sell your shares of Common Stock after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you transfer or sell such shares after the Record Date.

IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES OF COMMON STOCK AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IF YOU WISH TO VOTE AS RECOMMENDED BY USER FRIENDLY AT THE SPECIAL

MEETING, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE WHITE PROXY CARD ON YOUR BEHALF AS SOON AS POSSIBLE.

UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO THE BROKER HOLDING YOUR SHARES OF COMMON STOCK ON YOUR BEHALF, THE BROKER WILL NOT HAVE AUTHORITY TO VOTE YOUR SHARES FOR ANY OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

REVOCATION OF PROXIES

Any shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Special Meeting by:

1.	submitting a properly executed, subsequently dated WHITE proxy card that will revoke all prior proxy cards, including any proxy cards which you may have submitted to Rand;

2.	submitting a properly executed, subsequently dated proxy card to Rand, which will revoke all prior proxy cards, including any WHITE proxy cards which you may have submitted to User Friendly;

3.	submitting a vote by telephone or via the Internet (telephone and Internet voting instructions are on your WHITE proxy card or voting instruction form);

4.	attending the Special Meeting and revoking your proxy by voting in-person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy); or

5.	delivering written notice of revocation either to User Friendly, c/o Corporate Election Services, or the Secretary of Rand.

Although a revocation is effective if delivered to Rand, User Friendly requests that either the original or a copy of any revocation be mailed to User Friendly c/o Corporate Election Services, at 10200 Grogan’s Mill Road, Suite 440, The Woodlands, TX 77380, so that User Friendly will be aware of all revocations.

IF YOU PREVIOUSLY SIGNED AND RETURNED A PROXY CARD TO RAND, WE URGE YOU TO REVOKE IT BY (1) COMPLETING, SIGNING, DATING AND RETURNING THE WHITE PROXY CARD OR VOTING INSTRUCTION FORM USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED WITH RESPECT TO THE WHITE PROXY CARD, (3) ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO USER FRIENDLY OR TO THE SECRETARY OF RAND.

APPRAISAL RIGHTS

According to the Rand Proxy Statement, pursuant to the BCL and Rand’s Certificate of Incorporation, there are no appraisal or dissenters’ rights that apply to the execution, delivery and performance of the Stock Purchase Agreement or the consummation of the Proposed Transaction.

COST AND METHOD OF SOLICITATION

Solicitation of proxies is being made by User Friendly.

User Friendly has retained MacKenzie Partners, Inc. (“MacKenzie Partners”) to conduct the solicitation, for which MacKenzie Partners is to receive a fee estimated not to exceed $[ ], plus reimbursement of expenses incurred in connection with the solicitation of proxies for User Friendly. User Friendly has agreed to indemnify MacKenzie Partners against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to MacKenzie Partners pursuant to the foregoing provisions, User Friendly has been informed that in the opinion of the Securities and

Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, email, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that MacKenzie Partners will employ up to 50 persons to solicit proxies from holders of the shares of Common Stock for the Special Meeting.

The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $100,000 to date, and is estimated to be approximately $250,000 in total. The cost of such expenditures will be borne by User Friendly.

User Friendly will reimburse banks, brokers, custodians or other record holders for their reasonable out-of-pocket expenses incurred in connection with forwarding, at User Friendly’s request, all materials related to this solicitation of proxies to the beneficial owners of shares of Common Stock they hold of record.

User Friendly will not seek reimbursement from Rand in connection with this solicitation.

OTHER PROPOSALS

Other than as set forth in the Rand Proxy Statement, User Friendly is not currently aware of any other proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the WHITE proxy card will vote on such proposals in their discretion (provided, however, that such persons named on the WHITE proxy card will be permitted to use such discretionary authority only for matters that they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION OF PROXIES

User Friendly is the participant in the solicitation of proxies from holders of Common Stock of Rand. User Friendly is a wholly owned subsidiary of User-Friendly Holding, LLC, a Delaware limited liability company. The principal business of User Friendly is managing a portfolio of print, digital and marketing solutions for small businesses. The address of the principal office of User Friendly is 10200 Grogan’s Mill Road, Suite 440, The Woodlands, TX 77380.

User Friendly may be deemed to beneficially own 1,455,993 shares of Common Stock of Rand, or approximately 23.0% of the shares of Common Stock of Rand issued and outstanding as of March 1, 2019, based on information reported in Rand’s Annual Report on Form 10-K filed with the SEC on March 7, 2019.

The shares of Common Stock beneficially owned by User Friendly were purchased with general working capital in open market purchases and privately negotiated transactions. Annex A attached hereto sets forth, as to User Friendly, all transactions in the shares of Common Stock effected during the past two years and its beneficial ownership of shares of Rand’s Common Stock.

With respect to User Friendly, except as set forth herein or in Annex A attached hereto, (a) User Friendly is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Rand, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (b) User Friendly does not have any arrangement or understanding with any person with respect to (i) any future employment by Rand or its affiliates or (ii) any future transactions to which Rand or any of its affiliates will or may be a party.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement, and the documents referred to or incorporated by reference into this Proxy Statement, are forward-looking statements, including, but not limited to, statements that are predictions or indications of future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this Proxy Statement include, among other things, the factors identified under the section entitled “Risk Factors” in Rand’s Annual Reports on Form 10-K for the year ended December 31, 2018, as well as the factors identified in Rand’s other public filings and under the section entitled “Forward-Looking Statements” in the Rand Proxy Statement. Such forward-looking statements should therefore be considered in light of such factors, and User Friendly are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

OTHER INFORMATION

The information concerning Rand and the Rand Special Meeting Proposals contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although User Friendly has no knowledge that would indicate that statements relating to Rand or the Proposed Transaction contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date User Friendly has not had access to the full books and records of Rand, was not involved in the preparation of such information and statements, and is not in a position to verify any such information or statements.

Pursuant to Rule 14a-5 promulgated under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”), reference is made to the Rand Proxy Statement for information concerning the Stock Purchase Transaction, the Stock Purchase Agreement, East, the Adviser, the Investment Management Agreement, financial information regarding Rand, the Rand Special Meeting Proposals, shares of Rand’s Common Stock, the beneficial ownership of the shares of Common Stock, appraisal rights of holders of Rand Common Stock, other information concerning Rand’s management, and certain other matters regarding Rand and the Special Meeting. User Friendly assumes no responsibility for the accuracy or completeness of any such information.

INFORMATION REGARDING RAND

Rand’s principal executive offices are located at 2200 Rand Building, Buffalo, New York 14203 and its telephone number is 716-853-0802. You can find additional business and financial information about Rand in reports and documents previously filed with the SEC. Rand’s Annual Report on Form 10-K and other SEC filings may be accessed via the internet at www.sec.gov or on the Investors page on its website at https://ir.randcapital.com/. Information included on or accessed through the Rand website is not incorporated by reference into this Proxy Statement.

FUTURE SHAREHOLDER PROPOSALS

According to the Rand Proxy Statement, shareholder proposals intended to be presented at the 2019 annual meeting of shareholders and to be considered for inclusion in Company’s proxy statement and form of proxy for that meeting must have been received at the Company’s offices not later than November 16, 2018. The Company’s by-laws provide that no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by the Board or by a Shareholder entitled to vote who has delivered notice to the Company (containing the information specified in the Company’s by-laws) not later than 90 days nor more than 120 days in advance of the anniversary date of the prior year’s annual meeting of shareholders. These requirements are separate from and in addition to the SEC’s requirements that a Shareholder must meet in order to have a Shareholder proposal included in the Company’s proxy statement for the annual meeting of shareholders. A Shareholder that wished to submit a proposal for consideration at the 2019 annual meeting of shareholders, which was not submitted for inclusion in the proxy statement, should have done so between December 18, 2018 and January 17, 2019. In addition, under the Company’s by-laws, nominations for director may be made only by the Board, by the Nominating Committee, or by a Shareholder entitled to vote who has delivered written notice to the Company (containing the information specified in the Company’s by-laws) not later than 90 days nor more than 120 days in advance of the anniversary date of the prior year’s annual meeting of shareholders (i.e. between December 18, 2018 and January 17, 2019).

According to the Rand Proxy Statement, the Company has not yet set a date for its 2019 annual meeting of shareholders. Once the date for the 2019 annual meeting of shareholders is determined, the Company has stated in the Rand Proxy Statement that it will inform shareholders of the date and, if the date of the 2019 annual meeting of shareholders is changed by more than 30 days from April 17, 2019, the new dates for submitting shareholder proposals.

ANNEX A

TRANSACTIONS IN THE SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Name	Date	Shares Purchased or (Sold)
User-Friendly Phone Book, LLC	June 12, 2018	1,163,395
User-Friendly Phone Book, LLC	December 27, 2017	(9,919)
User-Friendly Phone Book, LLC	November 20, 2017	(81)
User-Friendly Phone Book, LLC	November 16, 2017	(2,400)
User-Friendly Phone Book, LLC	November 14, 2017	(5,000)
User-Friendly Phone Book, LLC	November 8, 2017	48,000
User-Friendly Phone Book, LLC	November 7, 2017	24,400
User-Friendly Phone Book, LLC	October 25, 2017	15,300
User-Friendly Phone Book, LLC	October 24, 2017	35,000
User-Friendly Phone Book, LLC	October 20, 2017	3,670
User-Friendly Phone Book, LLC	October 19, 2017	60,200
User-Friendly Phone Book, LLC	October 18, 2017	2,000
User-Friendly Phone Book, LLC	October 17, 2017	5,000
User-Friendly Phone Book, LLC	October 13, 2017	8,094
User-Friendly Phone Book, LLC	September 27, 2017	23,942
User-Friendly Phone Book, LLC	September 26, 2017	3,100
User-Friendly Phone Book, LLC	September 21, 2017	(409)
User-Friendly Phone Book, LLC	September 13, 2017	16,100
User-Friendly Phone Book, LLC	September 12, 2017	16,300
User-Friendly Phone Book, LLC	September 8, 2017	11,601
User-Friendly Phone Book, LLC	September 7, 2017	1,000
User-Friendly Phone Book, LLC	September 6, 2017	500
User-Friendly Phone Book, LLC	September 1, 2017	4,000
User-Friendly Phone Book, LLC	August 25, 2017	26,000
User-Friendly Phone Book, LLC	August 16, 2017	5,000
User-Friendly Phone Book, LLC	August 14, 2017	1,000
User-Friendly Phone Book, LLC	August 8, 2017	200

No borrowed funds were used to purchase the shares of Common Stock, other than any borrowed funds used for working capital purposes (including certain leverage arrangements) in the ordinary course of business.

A-1

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

RAND CAPITAL CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 16, 2019

WHITE PROXY CARD	WHITE PROXY CARD

This proxy is solicited by:

USER-FRIENDLY PHONE BOOK, LLC

VOTING CONTROL NUMBER:

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE

YOUR SHARES OF COMMON STOCK IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR

PROXY CARD.

WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF

VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.

VOTING BY MAIL Simply mark, sign and date your proxy card and return it using the postage-prepaid envelope to MacKenzie Partners, Inc. 1407 Broadway 27th Floor New York, NY 10018 Attn: UFPB

IF YOU ARE VOTING BY MAIL, DETACH BELOW, MARK SIGN, DATE AND RETURN YOUR WHITE

PROXY CARD USING THE POSTAGE-PREPAID ENVELOPE PROVIDED.

Detach Here

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

RAND CAPITAL CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 16, 2019

WHITE PROXY CARD	WHITE PROXY CARD

This proxy is solicited by:

USER-FRIENDLY PHONE BOOK, LLC

The undersigned hereby appoints and constitutes each of Bruce Howard and David Lambert (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Special Meeting of Shareholders of Rand Capital Corporation (“Rand”) to be held on May 16, 2019 at 1:00 p.m., Eastern Time at The Buffalo Club, the Millard Fillmore Room, 388 Delaware Avenue, Buffalo, New York, 14202, and at any adjournments or postponements or continuations thereof (the “Special Meeting”), hereby revoking any proxies previously given, to vote all shares of common stock, par value $0.10 per share, of Rand (the “Common Stock”) held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).

IF YOU SPECIFY A CHOICE WITH RESPECT TO ANY PROPSAL BY MARKING THE APPROPRIATE BOX, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THAT SPECIFICATION. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED “AGAINST” THE APPROVAL OF THE SALE BELOW NAV PROPOSAL, “AGAINST” THE APPROVAL OF THE NASDAQ PROPOSAL, “AGAINST” THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT PROPOSAL, “AGAINST” THE APPROVAL OF THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL, “AGAINST” THE APPROVAL OF THE ADJOURNMENT PROPOSAL AND IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING (PROVIDED, HOWEVER, THAT THE PERSONS NAMED ABOVE WILL BE PERMITTED TO USE SUCH DISCRETIONARY AUTHORITY ONLY FOR MATTERS WHICH THEY DO NOT KNOW, A REASONABLE TIME BEFORE THE SOLICITATION, ARE TO BE PRESENTED AT THE MEETING).

The Proxy Statement, as well as other proxy materials distributed by User-Friendly Phone Book, LLC, are available free of charge by telephone request to MacKenzie Partners, Inc. at +1 (800) 322-2885 or +1 (212) 929-5500 or by online request to MacKenzie Partners at proxy@mackenziepartners.com.

SIGN, DATE AND MAIL YOUR PROXY TODAY

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY.

x PLEASE MARK VOTES AS IN THIS EXAMPLE.

USER FRIENDLY RECOMMENDS A VOTE “AGAINST” THE RAND SPECIAL MEETING PROPOSALS BELOW.

1.	To approve the issuance and sale of 8,333,333.33 shares of Common Stock to East Asset Management, LLC (“East”) as a price of $3.00 per share, which price per share of Common Stock is below the Company’s current net asset value per share of Common Stock, pursuant to a Stock Purchase Agreement, dated as of January 24, 2019, by and among the Company, East, and solely for purposes of Sections 7.10 and 10.9(a) and (b) thereof, Rand Capital Management LLC (the “Adviser”) (the “Stock Purchase Transaction”).	¨ AGAINST	¨ FOR	¨ ABSTAIN
2.	To approve, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), the issuance and sale of 8,333,333.33 shares of Common Stock to East, resulting in (i) the issuance of shares of Common Stock (a) having voting power equal to or in excess of 20% of the voting power of the Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction and (b) in excess of 20% of the number of shares of Common Stock outstanding prior to the issuance of the Common Stock to East in the Stock Purchase Transaction, and (ii) a change of control (as defined by the Nasdaq Listing Rules) of the Company.	¨ AGAINST	¨ FOR	¨ ABSTAIN
3.	To approve the Company’s entry into an investment advisory and management agreement with the Adviser, pursuant to which the Adviser will be hired as the investment adviser for the Company.	¨ AGAINST	¨ FOR	¨ ABSTAIN
4.	To approve an amendment to the Company’s certificate of incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 10 million shares of Common Stock to 100 million shares of Common Stock.	¨ AGAINST	¨ FOR	¨ ABSTAIN
5.	To approve the adjournment of the special meeting, if needed or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposals 1, 2, 3 and 4.	¨ AGAINST	¨ FOR	¨ ABSTAIN

In their discretion, the proxies are authorized to act upon such other business that may properly come before the Special Meeting and any adjournment or postponement thereof (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).

Please be sure to sign and date this Proxy.

Signature(s) of Shareholder(s)	Date

Signature(s) if held jointly	Date

Title, if any

Please sign exactly as your name(s) appear on this proxy. When shares of Common Stock are held jointly, each holder should sign. When signing as Executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.